UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2007

IHOP CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

450 North Brand, Glendale, California		91203
(Address of principal executive offices)		(Zip Code)

(818) 240-6055

Registrant’s telephone number, including area code

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 25, 2007, IHOP Corp. issued a press release announcing its first quarter 2007 financial results. A copy of the press release is attached as Exhibit 99.1, and incorporated herein by reference.

Also on April 25, 2007, IHOP Corp. held a conference call to discuss its first quarter 2007 financial results. A copy of the prepared remarks of management is attached as Exhibit 99.2, and incorporated herein by reference.

The prepared remarks of management accompanying management’s discussion during the conference call include references to the non-GAAP financial measure “net income excluding early debt extinguishment costs.”  The Company defines “net income excluding early debt extinguishment costs” for a given period as net income for such period, less any early debt extinguishment costs incurred in such period.   Management believes net income excluding early debt extinguishment costs and basic and diluted net income per share excluding early debt extinguishment costs is useful because it provides a more accurate period to period comparison.  Net income excluding early debt extinguishment costs for any given period may be affected by a variety of factors, including but not limited to, changes in assets and liabilities and the timing of purchases and payments.  Net income excluding early debt extinguishment costs is a supplemental non-GAAP financial measure and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with generally accepted accounting principles.

The following table reconciles net income to net income excluding the impact of early debt extinguishment costs, and basic and diluted net income per share to net income excluding the impact of early debt extinguishment costs per share, for each of the three months ended March 31, 2007 and 2006:

	Three Months Ended March 31,
	2007	2006
Net income, as reported	$11,313	$12,594
Early debt extinguishment costs	2,223	—
Income tax benefit	(820)
Net income excluding early debt extinguishment costs	$12,716	$12,594
Basic net income per share:
Net income, as reported per share	$0.63	$0.68
Early debt extinguishment costs per share	0.13	—
Income tax benefit per share	(0.05)	—
Net income excluding early debt extinguishment costs per share	$0.71	$0.68
Diluted net income per share:
Net income, as reported per share	$0.63	$0.68
Early debt extinguishment costs per share	0.12	—
Income tax benefit per share	(0.05)	—
Net income excluding early debt extinguishment costs per share	$0.70	$0.68

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit Number	Description
99.1	Press release of Registrant, dated April 25, 2007 (First Quarter 2007 Financial Results).
99.2	Prepared remarks of management of Registrant for conference call held on April 25, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHOP CORP.
Date: April 25, 2007	By:	/s/ THOMAS CONFORTI
Thomas Conforti
Chief Financial Officer(Principal Financial Officer)

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit Number	Description
99.1	Press release of Registrant, dated April 25, 2007 (First Quarter 2007 Financial Results).
99.2	Prepared remarks of management of Registrant for conference call held on April 25, 2007.